Evergreen Virginia Municipal Bond Fund: Semiannual Report as of February 28, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

April 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for Evergreen Virginia Municipal Bond Fund, which covers the six-month period ended February 28, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past six months. Uncertainty over the strength of the economic recovery and fears of war and terror combined to frequently threaten those in the fixed income markets. While strength in stocks during the early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. Particularly in the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risk effectively. And managing risk was extremely important in both total return and relative performance. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from increased valuations and falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred in 2002 and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a broad range of investment needs. Third, many

LETTER TO SHAREHOLDERS continued

investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to also perform well. Finally, longer-dated issues outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains low, as potential war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, and many municipalities needing resources to fund programs, issuance could once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue to underweight stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with the clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows. Unemployment rates in the range of 6% and global tensions should potentially keep the Federal Reserve Board on the sidelines for much of 2003. As the markets sense an improved outlook, however, interest rates could begin a gradual climb in the second half of the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield could be adequately positioned for this scenario.

LETTER TO SHAREHOLDERS continued

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of February 28, 2003

"While we anticipate some price deterioration, we believe the fund's substantial position in higher coupon, premium bonds, as well as its emphasis on quality should help cushion the effect of higher rates."

PORTFOLIO MANAGEMENT

Charles E. Jeanne, CFA
Tax-Exempt Fixed Income Team

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 7/2/1993
	Class A	Class B	Class C	Class I
Class Inception Date	7/2/1993	7/2/1993	3/27/2002	2/28/1994

6-month return with sales charge	-1.97%	-2.48%	0.46%	N/A%

6-month return w/o sales charge	2.90%	2.52%	2.52%	3.02%

Average Annual Returns*

1 year with sales charge	1.48%	0.79%	3.85%	N/A

1 year w/o sales charge	6.58%	5.79%	5.85%	6.85%

5 year	4.29%	4.20%	4.97%	5.58%

Since Portfolio Inception	5.00%	4.78%	5.35%	5.78%

Maximum Sales Charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.67%	3.11%	3.09%	4.11%

Tax-Equivalent Yield**	5.98%	5.07%	5.03%	6.69%

6-month income dividends per share	$0.21	$0.17	$0.17	$0.22

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 12/31/2002.

The fixed income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Virginia Municipal Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor's affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of February 28, 2003, and subject to change

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of 2.90% for the six-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index returned 3.36%, while the median return of funds in the Lipper Virginia Municipal Debt Funds Classification was 2.69%. Lipper is an independent monitor of mutual fund performance. We attribute the fund's lag to the Lehman Brothers Municipal Bond Index to the expenses incurred by the fund, but not the Lehman Brothers Municipal Bond Index. Unlike indexes, mutual funds are subject to expenses, which lower returns.

PORTFOLIO CHARACTERISTICS
as of 2/28/2003

Total Net Assets	$330,364,998

Average Credit Quality*	AA

Effective Maturity	11.5 years

Average Duration	4.8 years

* Source: Standard & Poor's

What was the investment environment like?

The environment was favorable. Continued sluggishness in the economy, intensifying concerns about Iraq and North Korea, a limited supply of bonds, and the relative attractiveness of municipal bonds versus their taxable counterparts all helped support prices.

While prices rose across all maturities, bonds in the five-to-seven year range, and securities maturing in 15-20 years performed particularly well. Investors were able to secure significantly higher yields for each year they were willing to extend, out to 12 years -- a phenomenon known as a "steep yield curve". The yield curve's shape is important to investors in determining risk/reward relationships, as well as relative value.

The overall creditworthiness of Virginia remained solid. As of the end of the fiscal period, Virginia was one of only eight states to maintain a "AAA" rating by all three of the major rating agencies. Moody's Investors Service has put the state on negative credit watch, however, because of large budget imbalances caused by lower-than-expected revenues. Standard & Poor's maintains a stable outlook and Fitch, Inc. has not issued an outlook.

With geo-political tensions rising, demand was strong for higher-quality credits. Further, credit spreads-the incremental yield provided as credit risk increases-remained minimal by historical standards. As a result, many investors believed they were not adequately compensated for additional credit risk, and chose to invest in higher-rated securities.

PORTFOLIO COMPOSITION
(as a percentage of 2/28/2003 portfolio assets)

PORTFOLIO MANAGER INTERVIEW continued

What strategies did you use to manage the fund?

We emphasized yield and price stability, while maintaining a high level of quality. Primarily, we sold long duration bonds --bonds whose prices are more sensitive to changes in yield -- and invested in "cushion" bonds. Cushion bonds have higher coupons and premium prices. Because of this combination, they provide a generous stream of income, as well as considerable price stability. Typically, we selected bonds with 10-20 year maturities and five-to-eight-year calls. A call feature enables an issuer to call bonds away from investors on a predetermined date, at a predetermined price. Five-to-eight year calls are considered to be fairly short call dates, which typically enhances price stability. Our position in bonds with shorter call dates also enabled the fund to take advantage of the steepness of the yield curve. This strategy, called "rolling down the yield curve" is the reverse of investors extending maturities to gain substantial yield. Because the yield curve is so steep, a bond's yield drops precipitously every year it gets closer to maturity, causing its price to spike higher. We emphasized "AAA" and "AA"-rated bonds, because lower-rated bonds offered little additional yield.

PORTFOLIO QUALITY
(as a percentage of 2/28/2003 Market value of bonds)

What is your outlook over the next six months?

We think the environment will be challenging. We believe the economy could strengthen and the uncertainty surrounding Iraq should begin to unwind. This combination could be quite inflationary. In fact, if the scenario unfolds as we expect, there could be a sharp, fast rise in yields and a corresponding drop in prices. While we anticipate some price deterioration, we believe the fund's substantial position in higher coupon, premium bonds, as well as its emphasis on quality should help cushion the effect of higher rates.

We never welcome price erosion; however, we also realize that periods of rising rates are inevitable. Further, changing market conditions often open doors of opportunity. Higher yields create new possibilities for boosting income, and also lay the groundwork for future price appreciation. In anticipation of this environment, our longer-term strategies are in place to support the fund's net asset value (NAV). The next step is to look forward to taking advantage of the opportunities created by the market's dynamics.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$10.48	$10.36	$9.95	$9.93	$10.46	$10.05
Income from investment operations
Net investment income	0.21	0.45	0.46	0.47	0.49	0.48
Net realized and unrealized gains or losses on securities	0.09	0.12	0.41	0.05	-0.45	0.42
Total from investment operations	0.30	0.57	0.87	0.52	0.04	0.90
Distributions to shareholders from
Net investment income	-0.21	-0.45	-0.46	-0.48	-0.49	-0.49
Net realized gains	0	0	0	-0.02	-0.08	0
Total distributions to shareholders	-0.21	-0.45	-0.46	-0.50	-0.57	-0.49
Net asset value, end of period	$10.57	$10.48	$10.36	$9.95	$9.93	$10.46
Total return[1]	2.90%	5.67%	9.00%	5.42%	0.23%	9.12%
Ratios and supplemental data
Net assets, end of period (thousands)	$83,499	$77,477	$55,863	$45,759	$50,341	$54,298
Ratios to average net assets
Expenses[2]	0.87%[3]	0.88%	0.85%	0.74%	0.51%	0.50%
Net investment income	4.06%[3]	4.33%	4.59%	4.87%	4.70%	4.71%
Portfolio turnover rate	11%	19%	20%	52%	31%	46%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$10.48	$10.36	$9.95	$9.93	$10.46	$10.05
Income from investment operations
Net investment income	0.17	0.37	0.39	0.40	0.41	0.41
Net realized and unrealized gains or losses on securities	0.09	0.12	0.41	0.04	-0.45	0.41
Total from investment operations	0.26	0.49	0.80	0.44	-0.04	0.82
Distributions to shareholders from
Net investment income	-0.17	-0.37	-0.39	-0.40	-0.41	-0.41
Net realized gains	0	0	0	-0.02	-0.08	0
Total distributions to shareholders	-0.17	-0.37	-0.39	-0.42	-0.49	-0.41
Net asset value, end of period	$10.57	$10.48	$10.36	$9.95	$9.93	$10.46
Total return[1]	2.52%	4.88%	8.19%	4.63%	-0.52%	8.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$26,390	$22,293	$17,938	$15,119	$15,403	$8,935
Ratios to average net assets
Expenses[2]	1.62%[3]	1.63%	1.60%	1.49%	1.26%	1.35%
Net investment income	3.30%[3]	3.58%	3.83%	4.11%	3.93%	3.99%
Portfolio turnover rate	11%	19%	20%	52%	31%	46%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31, 2002[1]

CLASS C
Net asset value, beginning of period	$10.48	$10.13
Income from investment operations
Net investment income	0.17	0.16
Net realized and unrealized gains or losses on securities	0.09	0.35
Total from investment operations	0.26	0.51
Distributions to shareholders from
Net investment income	-0.17	-0.16
Net asset value, end of period	$10.57	$10.48
Total return[2]	2.52%	5.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,168	$828
Ratios to average net assets
Expenses[3]	1.61%[4]	1.63%[4]
Net investment income	3.27%[4]	3.10%[4]
Portfolio turnover rate	11%	19%

1.  For the period from March 27, 2002 (commencement of class operations), to August 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999[1]	1998
CLASS I2
Net asset value, beginning of period	$10.48	$10.36	$9.95	$9.93	$10.46	$10.05
Income from investment operations
Net investment income	0.22	0.48	0.49	0.50	0.51	0.51
Net realized and unrealized gains or losses on securities	0.09	0.12	0.41	0.04	-0.45	0.41
Total from investment operations	0.31	0.60	0.90	0.54	0.06	0.92
Distributions to shareholders from
Net investment income	-0.22	-0.48	-0.49	-0.50	-0.51	-0.51
Net realized losses	0	0	0	-0.02	-0.08	0
Total distributions to shareholders	-0.22	-0.48	-0.49	-0.52	-0.59	-0.51
Net asset value, end of period	$10.57	$10.48	$10.36	$9.95	$9.93	$10.46
Total return	3.02%	5.93%	9.28%	5.68%	0.48%	9.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$216,308	$220,921	$100,114	$108,222	$115,720	$105,931
Ratios to average net assets
Expenses[3]	0.62%[4]	0.62%	0.61%	0.49%	0.26%	0.25%
Net investment income	4.31%[4]	4.56%	4.84%	5.12%	4.95%	4.98%
Portfolio turnover rate	11%	19%	20%	52%	31%	46%

1.  Net investment income is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 94.2%
AIRPORT 3.2%
Charlottesville-Albemarle, VA Arpt. Auth. RB, 6.125%, 12/01/2013	BBB	$ 250,000	$ 260,933
Metropolitan Washington, DC Arpt. Auth. RB:
Ser. A, 5.50%, 10/01/2012	AAA	750,000	835,507
Ser. A, 5.75%, 10/01/2017	AAA	1,860,000	2,068,525
Ser. A, 5.75%, 10/01/2018	AAA	6,680,000	7,384,673
10,549,638
COMMUNITY DEVELOPMENT DISTRICT 1.0%
Big Stone Gap, VA Redev. & Hsg. Auth. Correctional Facs. RB, Wallens Ridge Dev. Proj., 5.50%, 09/01/2015	AA+	1,700,000	1,886,541
Frederick Cnty., MD Spl. Obl. RB, Urbana CDD:
6.25%, 07/01/2010	NR	954,000	963,826
6.625%, 07/01/2025	NR	500,000	514,905
3,365,272
CONTINUING CARE RETIREMENT COMMUNITY 0.9%
Albemarle Cnty., VA IDA Residential Care Facs. RB, Our Lady of Peace, Inc.:
6.45%, 07/01/2015	NR	100,000	97,421
6.625%, 07/01/2021	NR	145,000	142,316
Chesterfield Cnty., VA Hlth. Ctr. Community Mtge. RB, Lucy Nursing Home Proj., 5.875%, 12/01/2021, (Insd. by GNMA)	AAA	500,000	523,140
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien RHA Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	980,000	967,613
Virginia Beach, VA Dev. Auth. Hlth. Care Facs. RB, Sentara Hlth. Sys., 5.25%, 11/01/2015	AA	1,250,000	1,319,675
3,050,165
EDUCATION 15.8%
Richmond, VA IDA Student Hsg. RB, Univ. Real Estate Foundation,
5.45%, 01/01/2021	A3	1,750,000	1,822,940
Virginia Cmnwlth. Univ. RB, Ser. A, 5.75%, 05/01/2021	AA-	2,000,000	2,246,740
Virginia College Bldg. Auth. Edl. Facs. RB:
21st Century College Program:
5.00%, 08/01/2008	AA+	500,000	562,185
5.00%, 08/01/2015	AA+	1,530,000	1,613,201
5.25%, 02/01/2016	AA+	875,000	962,596
5.25%, 02/01/2017	AA+	3,920,000	4,281,542
Hampton Univ. Proj., 5.75%, 04/01/2014	A+	750,000	766,110
Pub. Higher Ed., Ser. A, 5.125%, 09/01/2016	AA+	2,500,000	2,695,975
Pub. Higher Ed. Fin. Program, Ser. A, 5.75%, 09/01/2019	AA+	220,000	249,682
Virginia Polytechnic Institute & State Univ. RB:
Ser. A, 5.50%, 06/01/2016	AA	3,535,000	3,919,290
Univ. Svcs. Sys., Ser. C, 5.50%, 06/01/2016	AA	1,500,000	1,668,075
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
EDUCATION continued
Virginia Pub. Sch. Auth. RB:
Ser. A, 5.00%, 08/01/2013	AA+	$ 1,250,000	$ 1,383,887
Ser. A, 5.125%, 08/01/2011	AA+	1,370,000	1,541,086
Ser. A, 5.50%, 08/01/2015	AA+	1,500,000	1,678,020
Ser. A, 6.125%, 08/01/2012	AA	4,000,000	4,341,720
Ser. A, 6.20%, 08/01/2014	AA	200,000	217,596
Ser. B, 5.125%, 08/01/2014	AA	6,345,000	6,923,537
Ser. B, 5.25%, 01/01/2010	AA	2,550,000	2,679,540
Ser. B, 5.50%, 08/01/2011	AA+	1,405,000	1,607,151
Ser. B, 5.75%, 01/01/2008	AA	300,000	307,233
Ser. C, 6.25%, 01/01/2004	AA	1,000,000	1,034,200
Ser. I, 5.00%, 08/01/2012	AA+	2,000,000	2,194,300
Ser. I, 5.10%, 08/01/2013	AA+	4,650,000	5,104,445
Sch. Financing, Ser. A, 5.50%, 08/01/2016	AA	500,000	562,860
Spl. Obl. York Cnty., 5.90%, 07/15/2013	AA	850,000	922,505
Virginia Pub. Sch. Auth. RRB, Sch. Financing:
Ser. I, 5.125%, 08/01/2016	AA+	300,000	325,605
Ser. I, 5.125%, 08/01/2017	AA+	250,000	262,895
51,874,916
ESCROW 0.2%
Henrico Cnty., VA Wtr. & Swr. RB, 5.70%, 05/01/2008	AA+	715,000	767,660
GENERAL OBLIGATION - LOCAL 22.7%
Alexandria, VA GO, 5.00%, 01/01/2013	AAA	1,900,000	2,125,397
Arlington Cnty., VA GO:
5.25%, 06/01/2014	AAA	1,000,000	1,098,130
5.25%, 02/01/2017	AAA	2,065,000	2,270,096
5.90%, 08/01/2010	AAA	1,000,000	1,087,410
6.00%, 06/01/2004	AAA	850,000	902,555
Bristol, VA GO, 5.50%, 11/01/2018, (Insd. by FSA)	AAA	1,095,000	1,238,675
Chesapeake, VA GO:
5.375%, 05/01/2010	AA	3,000,000	3,351,060
Refunding Pub. Impt., 5.50%, 12/01/2009	AA	600,000	697,770
Chesterfield Cnty., VA GO:
5.25%, 03/01/2010	AAA	2,000,000	2,030,700
5.75%, 01/15/2016	AAA	1,700,000	1,909,916
5.75%, 01/15/2017	AAA	1,000,000	1,126,710
Culpeper Cnty., VA Sch. Auth. GO, 6.00%, 01/15/2019, (Insd. by FSA)	AAA	1,640,000	1,863,893
Fairfax Cnty., VA GO:
Ser. A, 4.50%, 06/01/2010	AAA	650,000	698,717
Ser. A, 5.00%, 06/01/2012	AAA	1,000,000	1,093,850
Ser. A, 5.125%, 06/01/2014	AAA	1,170,000	1,284,777
Ser. A, 5.25%, 06/01/2018	AAA	2,110,000	2,297,537
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
Hampton, VA GO:
5.125%, 01/15/2015	AA	$ 1,685,000	$ 1,888,228
5.75%, 02/01/2013	AA	1,125,000	1,297,879
5.75%, 02/01/2016	AA	1,960,000	2,259,899
6.00%, 01/15/2008	AA	500,000	553,965
Henrico Cnty., VA GO, 5.30%, 01/15/2010	AAA	2,000,000	2,043,520
Henry Cnty., VA GO, Refunding Courthouse, 4.00%, 07/15/2011, (Insd. by AMBAC)	Aaa	265,000	277,270
James City Cnty., VA GO, 5.20%, 12/15/2010, (Insd. by FGIC)	AAA	1,000,000	1,110,670
King George Cnty., VA IDA Lease GO, Sch. Proj., 6.40%, 08/01/2016	NR	700,000	735,812
Loudoun Cnty., VA GO:
Ser. A, 5.50%, 10/01/2007	AA+	635,000	664,121
Ser. C, 5.20%, 12/01/2013	AA+	1,715,000	1,917,867
Ser. C, 5.25%, 12/01/2014	AA+	1,000,000	1,116,210
Refunding Pub. Impt.:
Ser. A, 5.25%, 05/01/2013	AA+	2,000,000	2,269,700
Ser. A, 5.25%, 05/01/2018	AA+	1,785,000	1,957,717
Manassas, VA GO, Ser. A, 5.00%, 01/01/2012	AA-	1,000,000	1,085,470
Montgomery Cnty., MD Natl. Capital Park & Planning Commission GO, Refunding Park Acquisition, 3.25%, 12/01/2008	AAA	390,000	408,576
Newport News, VA GO, 5.75%, 01/15/2017	AA	1,940,000	2,179,997
Norfolk, VA GO:
5.00%, 07/01/2010, (Insd. by FGIC)	AAA	1,000,000	1,102,620
5.25%, 06/01/2011	AA	3,000,000	3,310,020
5.70%, 06/01/2008, (Insd. by MBIA)	AAA	2,000,000	2,216,980
Capital Impt., 5.375%, 06/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,101,770
Portsmouth, VA GO, Ser. A, 5.50%, 06/01/2018, (Insd. by FGIC)	AAA	1,500,000	1,656,510
Prince William Cnty., VA GO, Ser. C, 5.00%, 08/01/2006	AA	500,000	518,240
Richmond, VA GO:
3.50%, 06/01/2011	AA	1,000,000	1,008,690
5.50%, 01/15/2014, (Insd. by FSA)	AAA	2,000,000	2,276,540
5.50%, 01/15/2017	AAA	500,000	558,575
Roanoke, VA GO:
6.00%, 10/01/2013	AA	1,730,000	2,043,822
6.00%, 10/01/2014	AA	1,835,000	2,175,117
6.00%, 10/01/2015	AA	1,950,000	2,305,017
6.00%, 10/01/2016	AA	2,070,000	2,446,864
Stafford Cnty., VA GO, 5.50%, 01/01/2017	A+	1,100,000	1,230,493
Suffolk, VA GO:
5.70%, 06/01/2010, (Insd. by AMBAC)	AAA	250,000	283,008
5.90%, 06/01/2013, (Insd. by AMBAC)	AAA	750,000	854,827
Virginia Beach, VA GO:
5.40%, 07/15/2009	AA+	1,575,000	1,812,400
6.00%, 09/01/2009	AA+	1,000,000	1,092,390
74,837,977
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - STATE 0.4%
Commonwealth of Puerto Rico GO, Ser. A, 6.25%, 07/01/2013, (Insd. by MBIA)	AAA	$ 1,200,000	$ 1,477,752
HOSPITAL 8.0%
Albemarle Cnty., VA IDA RB, Martha Jefferson Hosp., 5.75%, 10/01/2008	A2	1,000,000	1,035,450
Arlington Cnty., VA IDA Hosp. Facs. RB, VA Hosp. Ctr. Arlington Hlth. Sys.:
5.30%, 09/01/2015	A1	455,000	473,783
5.50%, 07/01/2011	A2	1,410,000	1,573,504
5.50%, 07/01/2017	A2	1,425,000	1,529,851
5.50%, 07/01/2018	A2	1,000,000	1,067,110
Danville, VA IDA Hosp. RB, Danville Regl. Med. Ctr., 6.20%, 10/01/2009, (Insd. by FGIC)	AAA	2,545,000	2,772,930
Fairfax Cnty., VA IDA RB, Inova Hlth. Sys. Proj., 5.875%, 08/15/2016	AA	370,000	395,815
Hanover Cnty., VA IDA RB, Mem. Regl. Med. Ctr. Proj., 6.50%, 08/15/2008, (Insd. by MBIA)	AAA	2,360,000	2,818,005
Henrico Cnty., VA IDA Lease RB, Bon Secours Hlth. Sys. Proj., 5.60%, 08/15/2010, (Insd. by MBIA)	AAA	2,000,000	2,187,020
Medical Univ., SC Hosp. Auth. RRB, Ser. A, 6.375%, 08/15/2027	BBB+	1,500,000	1,554,360
Prince William Cnty., VA IDA RB, Potomac Hosp. Corp.:
6.75%, 10/01/2015	Aaa	500,000	578,745
6.85%, 10/01/2025	Aaa	1,000,000	1,160,030
Roanoke, VA IDA Hosp. RB, Carilion Hlth. Sys.:
Ser. A, 5.50%, 07/01/2017	AAA	3,445,000	3,818,817
Ser. A, 5.50%, 07/01/2018	AAA	3,670,000	4,044,230
Virginia Beach, VA IDA RB, Virginia Beach Gen. Hosp. Proj., 5.00%, 02/15/2007, (Insd. by AMBAC)	AAA	500,000	553,765
Washington Cnty., VA IDA RB, Johnston Mem. Hosp., 6.00%, 07/01/2014	A2	750,000	843,705
26,407,120
HOUSING 5.8%
Alexandria, VA Redev. & Hsg. Auth. MHRB, Buckingham Vlg. Apts.,
4.875%, 07/01/2006	A-	515,000	513,476
Arlington Cnty., VA IDA MHRB:
Patrick Henry Apts. Proj., 6.05%, 11/01/2032, (Insd. by FNMA)	Aaa	2,000,000	2,136,940
Woodbury Park Apts.:
Ser. A, 5.35%, 07/01/2018	A	2,000,000	2,093,700
Ser. B, 6.50%, 07/01/2024	AAA	1,600,000	1,617,472
Fairfax Cnty., VA Redev. & Hsg. Auth. Mtge. RB, Elderly Hsg., 6.00%, 09/01/2016, (Insd. by FHA)	AAA	500,000	521,860
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING continued
Harrisonburg, VA Redev. & Hsg. Auth. MHRB, Greens of Salem Run Proj., 6.20%, 04/01/2017, (LOC: PNC Bank & Insd. by FSA)	AAA	$ 500,000	$ 528,570
Portsmouth, VA Redev. & Hsg. Auth. MHRB, 6.30%, 09/01/2026, (Insd. by FNMA)	AAA	640,000	671,162
Prince William Cnty., VA IDA RB, Melrose Apts. Proj.:
Ser. A, 5.25%, 07/01/2018	A-	1,000,000	982,370
Ser. C, 7.00%, 07/01/2029	NR	2,700,000	2,626,965
Virginia Hsg. Dev. Auth. MHRB:
Ser. H, 5.55%, 05/01/2015	AA+	1,000,000	1,059,370
Ser. H, 6.00%, 05/01/2010	AA+	500,000	527,775
Ser. H, 6.10%, 11/01/2011	AA+	1,000,000	1,051,520
Ser. H, 6.35%, 11/01/2011	AA+	300,000	311,583
Ser. I, 5.45%, 05/01/2018	AA+	500,000	530,395
Ser. K, 5.90%, 05/01/2011	AA+	400,000	424,776
Ser. O, 6.05%, 11/01/2017	AA+	500,000	529,445
Virginia Hsg. Dev. Auth. RB, Cmnwlth. Mtge.:
Ser. B, Sub. Ser. B-1, 5.80%, 07/01/2016	AA+	1,750,000	1,907,447
Ser. C, Sub. Ser. C-2, 5.75%, 07/01/2007	AA+	1,000,000	1,104,880
19,139,706
INDUSTRIAL DEVELOPMENT REVENUE 5.0%
Dulles Town, VA CDA Spl. Assmt. RB, Dulles Town Ctr. Proj., 6.25%, 03/01/2026	NR	6,310,000	6,345,462
Isle Wright Cnty., VA IDA Solid Wst. Disposal Facs. RB, Union Camp Corp. Proj., 6.55%, 04/01/2024	BBB	2,535,000	2,583,850
Montgomery Cnty., VA IDA Lease RB, Ser. B, 6.00%, 01/15/2017, (Insd. by AMBAC)	AAA	2,190,000	2,530,019
Norfolk, VA IDA RB, Sentara Hosp., Ser. A, 6.50%, 11/01/2013	AA	3,500,000	3,825,745
York Cnty., VA IDA PCRB, Virginia Elec. & Pwr. Co., 5.50%, 07/01/2009	BBB+	1,000,000	1,056,970
16,342,046
LEASE 5.1%
Brunswick Cnty., VA IDA Correctional Facs. Lease RB:
5.50%, 07/01/2013, (Insd. by MBIA)	AAA	2,000,000	2,252,100
5.65%, 07/01/2009, (Insd. by MBIA)	AAA	2,215,000	2,513,914
5.75%, 07/01/2011, (Insd. by MBIA)	AAA	2,930,000	3,327,953
Fairfax Cnty., VA Redev. & Hsg. Auth. Mtge. RB, Inova Hlth. Sys. Proj., 5.35%, 06/01/2006	AA+	250,000	276,532
Henrico Cnty., VA IDA Lease RB, Regl. Jail Proj., 7.00%, 08/01/2013	AA	700,000	808,927
Montgomery, Cnty. VA IDRB, Auth. Lease:
5.50%, 01/15/2018, (Insd. by AMBAC)	AAA	1,000,000	1,116,590
5.50%, 01/15/2020, (Insd. by AMBAC)	AAA	1,120,000	1,235,562
Orange Cnty., VA IDA IDRB, Pub. Facs. Orange Cnty. Proj., 5.375%, 02/01/2017, (Insd. by AMBAC)	Aaa	1,055,000	1,177,391
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
LEASE continued
Prince William Cnty., VA Lease COP:
5.20%, 12/01/2005, (Insd. by MBIA)	AAA	$ 500,000	$ 551,980
5.25%, 12/01/2015	Aa2	450,000	497,173
Prince William Cnty., VA Park Auth. RB, 6.30%, 10/15/2006	NR	500,000	550,610
Virginia Biotechnology Research Park RB:
Biotech Five Proj., Ser. A, 5.25%, 10/01/2014	A	1,540,000	1,568,136
Consolidated Laboratories Proj., 5.00%, 09/01/2011	AA+	1,000,000	1,118,680
16,995,548
MISCELLANEOUS REVENUE 0.5%
Puerto Rico Pub. Fin. Corp. RB, Ser. A, 5.50%, 08/01/2020, (Insd. by MBIA)	AAA	500,000	552,800
Virginia Pub. Bldg. Auth. Pub. Facs. RB, Ser. A, 6.00%, 08/01/2011	AA+	1,000,000	1,174,190
1,726,990
PORT AUTHORITY 1.0%
Virginia Port Auth. Cmnwlth. Port Fund RB, Resolution, 5.50%, 07/01/2018	AA+	3,000,000	3,260,730
PRE-REFUNDED 0.1%
Loudoun Cnty., VA GO, Ser. A, 5.50%, 10/01/2007	AA+	365,000	381,805
PUBLIC FACILITIES 7.9%
Big Stone Gap, VA Redev. & Hsg. Auth. Correctional Facs. Lease RB, Wallens Ridge Dev. Proj., 6.00%, 09/01/2007	AA+	3,675,000	4,151,096
King & Queen Cnty., VA IDA RB, King & Queen Courts Complex, Ser. A, 5.625%, 07/15/2017	AA	1,000,000	1,064,390
Peumansend Creek, VA Regl. Jail Auth. RB, 5.75%, 06/01/2017, (Insd. by MBIA)	AAA	1,300,000	1,461,629
Prince William Cnty., VA IDA RB, ATCC Proj., 6.00%, 02/01/2014	Aa3	500,000	525,845
Prince William Cnty., VA Park Auth. RB, 6.875%, 10/15/2016	NR	1,300,000	1,443,611
Virginia Beach, VA Dev. Auth. RB, Town Ctr. Proj., Ser. A, 5.375%, 08/01/2020	AA	2,485,000	2,686,136
Virginia Biotechnology Research Park Auth. Lease RB, Consolidated Laboratories Proj., 5.125%, 09/01/2016	AA+	1,235,000	1,336,307
Virginia Pub. Bldg. Auth. Pub. Facs. RB:
Ser. A, 5.00%, 08/01/2004	AA+	300,000	316,569
Ser. A, 5.00%, 08/01/2009	AA+	3,000,000	3,349,830
Ser. A, 5.40%, 08/01/2012	AA+	2,000,000	2,056,680
Ser. A, 5.50%, 08/01/2013	AA+	3,335,000	3,763,081
Ser. A, 5.50%, 08/01/2015	AA+	2,000,000	2,237,320
Ser. A, 6.00%, 08/01/2009	AA+	1,000,000	1,182,630
Ser. B, 5.50%, 08/01/2014	AA+	515,000	577,253
26,152,377
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
RESOURCE RECOVERY 1.2%
Arlington Cnty., VA IDA RB, Ogden Martin Sys. of Alexandria & Arlington, Inc. Proj., 5.375%, 01/01/2013, (Insd. by FSA)	AAA	$ 3,810,000	$ 4,061,917
SPECIAL TAX 1.2%
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien:
Ser. A, 5.50%, 10/01/2013	BBB-	1,000,000	1,056,700
Ser. A, 5.50%, 10/01/2018	BBB-	2,000,000	2,042,160
Ser. A, 5.50%, 10/01/2022	BBB-	1,000,000	1,006,720
4,105,580
TOBACCO REVENUE 1.3%
Tobacco Settlement Revenue Mgmt. Auth., SC RB, Ser. B, 6.00%, 05/15/2022	A	2,020,000	1,978,327
Washington, DC Tobacco Settlement Fin. Corp. RB, 6.25%, 05/15/2024	A	2,350,000	2,293,154
4,271,481
TRANSPORTATION 4.2%
Chesapeake Bay, VA Dist. RB, Bridge & Tunnel Commission, 5.875%, 07/01/2010, (Insd. by FGIC)	AAA	2,890,000	3,253,591
Peninsula, VA Port Auth. RB, Port Fac. CSX Trans. Proj., 6.00%, 12/15/2012	Baa2	2,000,000	2,105,740
Virginia Cmnwlth. Trans. Board RB:
Federal Hwy. Reimbursement, Ser. A, 5.50%, 10/01/2010	AA	1,000,000	1,161,580
Northern VA Trans. Dist. Program:
Ser. A, 6.00%, 05/15/2008	AA+	2,030,000	2,170,253
Ser. B, 7.25%, 05/15/2020	AA+	1,700,000	2,037,042
U.S. Route 58 Corridor Dev. Program, Ser. B, 5.50%, 05/15/2015	AA+	1,000,000	1,112,310
Virginia Port Auth. RB, 5.90%, 07/01/2016	AA+	750,000	798,862
Washington, DC, Metro Area Transit Auth. RB, 6.00%, 07/01/2007, (Insd. by FGIC)	AAA	1,000,000	1,161,900
13,801,278
UTILITY 0.4%
Upper Occoquan, VA Swr. Auth. RB, 5.45%, 07/01/2003, (Insd. by AMBAC)	AAA	250,000	253,745
Virginia Resource Wtr. & Swr. Auth. RB, Sussex Cnty. Proj., Ser. A, 5.60%, 10/01/2025	AA	1,000,000	1,154,320
1,408,065
WATER & SEWER 8.3%
Bristol, VA Util. Sys. RRB, 5.75%, 07/15/2016, (Insd. by FSA)	AAA	1,000,000	1,154,160
Buena Vista, VA IDA Wtr. & Swr. Facs. RB, Route 60 Proj., 6.25%, 07/15/2011	NR	390,000	403,950
Chesterfield Cnty., VA Wtr. & Swr. RB, 6.375%, 11/01/2007	AAA	130,000	133,206
Fairfax Cnty., VA Swr. RB, 5.625%, 07/15/2011	AAA	2,605,000	2,955,216
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
WATER & SEWER continued
Fairfax Cnty., VA Wtr. Auth. RB:
5.625%, 04/01/2017	AAA	$ 1,640,000	$ 1,837,030
6.00%, 04/01/2022	AAA	1,265,000	1,461,973
6.125%, 04/01/2016	AAA	1,545,000	1,807,650
Fort Worth, TX Wtr. & Swr. RB, 5.25%, 02/15/2014	AA	1,000,000	1,083,830
Henrico Cnty., VA Wtr. & Swr. RB, 5.70%, 05/01/2008	AA+	285,000	305,358
Virginia Beach, VA Wtr. & Swr. RB:
5.00%, 10/01/2017	AA	1,065,000	1,144,715
5.75%, 08/01/2016	AA	1,735,000	1,964,020
Virginia Resource Auth. Clean Wtr. RB, State Revolving Fund:
5.375%, 10/01/2022	AAA	425,000	453,173
5.50%, 10/01/2015	AAA	2,250,000	2,522,160
5.75%, 10/01/2019	AAA	180,000	203,585
5.875%, 10/01/2014	AAA	1,250,000	1,448,638
6.00%, 10/01/2016	AAA	3,965,000	4,577,830
Virginia Resource Auth. Infrastructure RRB, Loan Bond Program:
Ser. A, 5.00%, 05/01/2016		1,290,000	1,380,055
Ser. A, 5.50%, 05/01/2016, (Insd. by MBIA)	AAA	1,280,000	1,432,397
Virginia Resource Wtr. & Swr. Auth. RB, Appomattox River Auth.,
Ser. A, 5.25%, 10/01/2013	AA	1,000,000	1,042,430
27,311,376
Total Municipal Obligations			311,289,399
SHORT-TERM INVESTMENTS 5.2%
GENERAL OBLIGATION - STATE 0.3%
Hawaii GO, Ser. 1988-A, 3.00%, VRDN	NR	1,000,000	1,000,000
INDUSTRIAL DEVELOPMENT REVENUE 2.7%
Arizona Dev. Auth. RB, 3.00%, 04/04/2003	NR	2,000,000	2,000,000
Burke Cnty., GA Dev. Auth. PCRB, Vogtle Proj., 1.30%. 04/30/2003	NR	7,000,000	7,000,000
9,000,000
MUTUAL FUND SHARES 2.2%
Evergreen Institutional Municipal Money Market Fund (o)		7,178,314	7,178,314
Total Short-term Investments			17,178,314
Total Investments (cost $306,238,605) 99.4%			328,467,713
Other Assets and Liabilities 0.6%			1,897,285
Net Assets 100.0%			$ 330,364,998

(v) Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o) Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corporation
CDA	Community Development Authority
CDD	Community Development District
COP	Certificate of Participation
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance Incorporated
GNMA	Government National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corporation
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RHA	Residential Housing Association
RRB	Refunding Revenue Bond
VRDN	Variable Rate Demand Note

The following table shows the percent of total investments invested by geographic location as of February 28, 2003:
Virginia	88.7%
District of Columbia	4.2%
Georgia	2.4%
U.S. Virgin Islands	1.2%
South Carolina	1.1%
Arizona	0.6%
Maryland	0.6%
Puerto Rico	0.6%
Hawaii	0.3%
Texas	0.3%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (unaudited)

Assets
Identified cost of securities	$ 306,238,605
Net unrealized gains on securities	22,229,108

Market value of securities	328,467,713
Receivable for Fund shares sold	277,330
Interest receivable	3,982,065
Prepaid expenses and other assets	40,170

Total assets	332,767,278

Liabilities
Dividends payable	1,012,943
Payable for securities purchased	1,009,852
Payable for Fund shares redeemed	337,308
Advisory fee payable	11,385
Distribution Plan expenses payable	4,218
Due to other related parties	2,711
Accrued expenses and other liabilities	23,863

Total liabilities	2,402,280

Net assets	$ 330,364,998

Net assets represented by
Paid-in capital	$ 310,437,193
Overdistributed net investment income	(104,010)
Accumulated net realized losses on securities	(2,197,293)
Net unrealized gains on securities	22,229,108

Total net assets	$ 330,364,998

Net assets consists of
Class A	$ 83,499,008
Class B	26,389,597
Class C	4,168,316
Class I	216,308,077

Total net assets	$ 330,364,998

Shares outstanding
Class A	7,896,408
Class B	2,495,719
Class C	394,208
Class I	20,456,575

Net asset value per share
Class A	$ 10.57
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.10
Class B	$ 10.57
Class C	$ 10.57
Class C -- Offering price (based on sales charge of 1.00%)	$ 10.68
Class I	$ 10.57

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (unaudited)

Investment income
Interest	$ 7,934,860

Expenses
Advisory fee	676,257
Distribution Plan expenses
Class A	100,017
Class B	121,881
Class C	14,184
Administrative services fees	161,014
Transfer agent fee	50,007
Trustees' fees and expenses	3,093
Printing and postage expenses	11,799
Custodian fee	45,285
Registration and filing fees	39,664
Professional fees	11,305
Other	1,999

Total expenses	1,236,505
Less: Expense reductions	(681)

Net expenses	1,235,824

Net investment income	6,699,036

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(37,757)
Net change in unrealized gains or losses on securities	2,869,135

Net realized and unrealized gains or losses on securities	2,831,378

Net increase in net assets resulting from operations	$ 9,530,414

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2003		Year Ended
	(unaudited)		August 31, 2002(a)

Operations
Net investment income		$ 6,699,036		$ 9,172,244
Net realized gains or losses on securities		(37,757)		788,936
Net change in unrealized gains or losses on securities		2,869,135		4,087,739

Net increase in net assets resulting from operations		9,530,414		14,048,919

Distributions to shareholders from
Net investment income
Class A		(1,616,902)		(2,782,270)
Class B		(401,052)		(693,610)
Class C		(46,068)		(2,620)
Class I		(4,613,300)		(5,772,061)

Total distributions to shareholders		(6,677,322)		(9,250,561)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	904,963	9,459,965	1,897,356	19,517,136
Class B	508,179	5,327,153	769,100	7,938,319
Class C	338,143	3,556,023	78,769	821,276
Class I	1,631,376	17,113,302	2,366,096	24,372,365

		35,456,443		52,649,096

Net asset value of shares issued in reinvestment of distributions
Class A	89,146	935,250	174,163	1,794,472
Class B	22,540	236,467	47,146	485,638
Class C	2,269	23,789	212	2,226
Class I	8,701	91,276	6,709	69,602

		1,286,782		2,351,938

Automatic conversion of Class B shares to Class A shares
Class A	12,983	136,250	207,350	2,135,072
Class B	(12,983)	(136,250)	(207,350)	(2,135,072)

		0		0

Payment for shares redeemed
Class A	(502,149)	(5,263,393)	(954,355)	(9,822,388)
Class B	(148,765)	(1,562,646)	(213,122)	(2,193,925)
Class C	(25,185)	(260,806)	0	0
Class I	(2,259,687)	(23,663,205)	(2,163,504)	(22,339,188)

		(30,750,050)		(34,355,501)

Net asset value of shares issued in acquisition
Class A	0	0	676,173	6,951,830
Class I	0	0	11,205,922	115,208,098

		0		122,159,928

Net increase in net assets resulting from capital share transactions		5,993,175		142,805,461

Total increase in net assets		8,846,267		147,603,819
Net assets
Beginning of period		321,518,731		173,914,912

End of period		$ 330,364,998		$ 321,518,731

Overdistributed net investment income		$ (104,010)		$ (125,724)

(a) For Class C shares, for the period from March 27, 2002 (commencement of class operations), to August 31, 2002.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Virginia Municipal Bond Fund (the "Fund") is a non-diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund's average daily net assets.

From time to time, EIMC may voluntary or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 7, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Virginia Municipal Fund in a tax-free exchange for

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Class A and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $4,444,836. The aggregate net assets of the Fund and Wachovia Virginia Municipal Fund immediately prior to the acquisition were $186,465,376 and $122,159,928, respectively. The aggregate net assets of the Fund immediately after the acquisition were $308,625,304.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $37,837,049 and $33,834,866, respectively, for the six months ended February 28, 2003.

On February 28, 2003, the aggregate cost of securities for federal income tax purposes was $306,238,605. The gross unrealized appreciation and depreciation on securities based on tax cost was $22,410,143 and $181,035, respectively, with a net unrealized appreciation of $22,229,108.

As of August 31, 2002, the Fund had $2,126,626 in capital loss carryovers for federal income tax purposes expiring 2009.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the six months ended February 28, 2003, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. During the six months ended February 28, 2003, the Fund received expense reductions from expense offset arrangements of $681 which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended February 28, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 109 Evergreen funds.

[2] Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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*As of February 28, 2003

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Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034